UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2019

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry Into A Material Definitive Agreement.

On March 8, 2019, Heat Biologics, Inc. (the “Company”) entered into Amendment No. 1 dated March 8, 2019 (the “Amendment”) to the Rights Agreement dated March 11, 2018 (the “Agreement”) by and between the Company and Continental Stock Transfer & Trust Company, as rights agent. Under the terms of the Amendment, the expiration date of the Company’s stockholder rights plan has been extended to March 11, 2020, or such earlier date that the Company redeems or exchanges the rights as described in the Agreement.

A copy of the Amendment is attached to this Current Report on Form 8-K and is incorporated by reference herein.   A copy of the Rights Agreement as originally executed is included as Exhibit 4.1 to this Current Report on Form 8-K and is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2018  and is incorporated herein by reference. The foregoing summary of the Amendment and the Agreement are qualified in their entirety by reference to the Amendment and the Agreement.

Item 3.03.   Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Resignation of Officer

Effective March 31, 2019, Ann A. Rosar, our current Vice President of Finance and Secretary of the Company is going into retirement.  Ms. Rosar will assist  the Company through year-end to transition the role. Ms. Rosar’s resignation is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls. Ms. Rosar’s compensation will continue unchanged during the period prior to her retirement.

On March 7, 2019, Ms. Rosar entered into an Agreement (the “Rosar Agreement”) with the Company pursuant to which, among other things, she will be retained as a consultant to the Company, effective as of April 30, 2019. In consideration of her continued services as a consultant, Ms. Rosar will be paid her current monthly compensation for services performed for the month of April, an hourly rate thereafter for providing consulting services, will receive payment for unused paid time off and all vested options at the expiration of her provision of services will terminate five years from the date of grant (subject to her execution of a general release). In addition, Ms. Rosar will enter into the Company’s standard form of invention assignment agreement.

The foregoing description of the Rosar Agreement is qualified in its entirety by reference to the complete terms and conditions of the Rosar Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(c)  Appointment of Officer

Effective April 1, 2019, following Ms. Rosar’s resignation, the Company will appoint Robert J. Jakobs to serve as the Company’s Vice President of Finance and Secretary. Mr. Jakobs joined the Company on March 4, 2019 as Controller.

Mr. Jakobs, age 64, most recently served as Vice President Accounting and Finance of Anutra Medical, Inc. from 2014 to February 2019. Prior to that, he served as an Independent Chief Financial Officer/Controller Partner at Rankin McKenzie Partners from 2012 through 2014.  Mr. Jakobs also served as Senior Director Accounting and Finance at Icagen, Inc. from 1996 through 2012. In addition, Mr. Jakobs served as Corporate Controller of Sphinx Pharmaceuticals, a publicly traded biotechnology company that was acquired by Eli Lilly, and worked in various accounting positions in the chemical and equipment manufacturing companies.

Mr. Jakobs has no family relationships with any of our directors or executive officers. There are no related party transactions between the Company and Mr. Jakobs.

(e)  Compensatory Plan

Pursuant to the Company’s offer letter with Mr. Jakobs (the “Offer Letter”), Mr. Jakobs will be entitled to an annual base salary of $220,000 and is eligible to receive an annual bonus of up to 20% of his annual salary. In addition, the Company’s management will recommend to the Compensation Committee of the Company’s Board of Directors that Mr. Jakobs be granted pursuant to the Company’s equity incentive plan an aggregate of 75,000 incentive stock options to purchase shares of common stock that will vest pro rata over four (4) years and be exercisable at a price per share equal to the fair market value of the Company’s common stock on the date of the grant. Mr. Jakobs will also be eligible for other benefits consistent with those received by our other executives.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the complete terms and conditions of the Offer Letter, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
4.1

Rights Agreement dated as of March 11, 2018 by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2018 (File No. 001-35994)

4.2

Amendment No. 1 to the Rights Agreement dated as of March 8, 2019 to the Rights Agreement dated March 11, 2018 by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent

10.1	Agreement by and between Heat Biologics, Inc. and Ann A. Rosar, dated March 7, 2019
10.2	Offer Letter by and between Heat Biologics, Inc. and Robert J. Jakobs, dated March 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2019	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1

Rights Agreement dated as of March 11, 2018 by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2018 (File No. 001-35994)

4.2

Amendment No. 1 to the Rights Agreement dated as of March 8, 2019 to the Rights Agreement dated March 11, 2018 by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent

10.1	Agreement by and between Heat Biologics, Inc. and Ann A. Rosar, dated March 7, 2019
10.2	Offer Letter by and between Heat Biologics, Inc. and Robert J. Jakobs, dated March 7, 2019